UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       September 25, 2002
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Morgan Stanley Dean Witter Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2002, relating to the Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-NC4)
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             (Exact name of registrant as specified in its charter)



        Delaware                    333-83986-09                 13-3291626
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)



1585 Broadway, New York, New York                                   10036
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (212) 296-7000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-NC4. On September 25, 2002, Morgan Stanley Dean Witter Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, The Provident Bank, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party, of Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-NC4 (the "Certificates"), issued in nine classes. The Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of September 1, 2002 of $304,586,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Blaylock & Partners, L.P. ("Blaylock") and Utendahl Capital Partners, L.P. ("UCP" and collectively with MS&CO. and Blaylock, the "Underwriters"), pursuant to an Underwriting Agreement dated as of September 25, 2002 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of September 1, 2002, by and among Morgan Stanley Dean Witter Capital I Inc., as depositor, The Provident Bank, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party.

SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 7, 2002                    MORGAN STANLEY DEAN WITTER
                                          CAPITAL I INC.




                                          By: /s/ Peter Chai
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                                              Name:  Peter Chai
                                              Title: Vice President

                                INDEX TO EXHIBITS
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Item  601(a)  of
Regulation  S-K
Exhibit No.               Description                                      Page
-----------               -----------                                      ----

4                         Pooling and Servicing Agreement,                  6
                          dated as of September 1, 2002, by
                          and among Morgan Stanley Dean
                          Witter Capital I Inc., as
                          depositor, The Provident Bank, as
                          servicer, Deutsche Bank National
                          Trust Company, as trustee, and NC
                          Capital Corporation, as
                          responsible party.

                                    EXHIBIT 4